Government Grants	12 Months Ended
Dec. 31, 2023
Government Grants [Abstract]
Government Grants

Note 16. Government Grants

Under The Wage Credit Scheme (“WCS”) introduced by the Singapore government, the Singapore government will co-fund 40% of wage increases given to Singaporean employees earning a gross monthly wage of up to SGD 4,000 (approximately $3,000).

Under The Jobs Support Scheme (“JSS”) introduced by the Singapore government, depending on the business sectors, employers that are entitled to JSS will be subsidized from 10% up to 60% of each employee’s monthly wage as a form of wage support. This is applied to the first SGD 4,600(approximately $3,300) actual wages paid per employee.

Under The Jobs Growth Incentive (“JGI”) is a salary support scheme introduced by the Singapore government that provides eligible employers with 15% to 50% salary support for new employees hired between September 2020 to March 2021.

Under enterprise transformation programmes introduced by the Singapore government, eligible employers can receive a one-off SGD 10,000 (approximately $7,200) Skills Future Enterprise Credit (“SFEC”) to cover up to 90% of out-of-pocket expenses on qualifying costs for supportable initiatives, over and above the support levels of existing schemes.

During the year ended December 31, 2023, 2022 and 2021, these government grants in aggregate amount of $50,537, $159,000 and $59,000, respectively were recognized as other income on the Company’s consolidated Statement of Operations when there was reasonable assurance that the Company has complied with the conditions attaching to the grants and the grants were received.